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                               GENESEE CORPORATION
                                AND SUBSIDIARIES



                                   EXHIBIT 10

                        AMENDMENT OF EMPLOYMENT AGREEMENT
                        ---------------------------------



         This AMENDMENT made as of this 13th day of November, 2003 (the "AMENDMENT DATE") shall modify and amend the Employment Agreement by and between GENESEE CORPORATION (the "COMPANY") and STEVEN M. MORSE (the "EXECUTIVE") dated December 15, 2002, as amended by Amendment of Employment Agreement dated May 4, 2003 (collectively, the "AGREEMENT").

         WHEREAS, the Company and the Executive wish to amend certain terms of the Agreement as set forth herein;

         NOW, THEREFORE, the parties agree to amend the Agreement as follows:

         1. TERM. Section 2 of the Agreement is hereby deleted in its entirety and replaced with the following:

                  "The term of the Executive's employment under this Agreement shall expire on April 30, 2004."

         2. SURVIVAL OF THE AGREEMENT. Except as amended by this Amendment, the Agreement shall remain in full force and effect in accordance with the terms thereof.

         3. MISCELLANEOUS. This Amendment is governed by the internal laws of the State of New York. All references in the Agreement to the Agreement shall mean the Agreement as modified by this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Date.


                                 GENESEE CORPORATION

                                 By: /s/ Stephen B. Ashley
                                     ------------------------------
                                     Stephen B. Ashley, President


                                 /s/ Steven M. Morse
                                 -----------------------------------
                                 Steven M. Morse